Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of RTG Ventures, Inc. (the “Company”) on Form 10-K for the period ending August 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dominic Hawes-Fairley, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dominic Hawes-Fairley
Dominic Hawes-Fairley Chief Executive Officer December 14, 2010